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April 2000

Dear Shareowner:

Welcome to the enhanced Lindner Funds Web site. We have expanded and enhanced these interactive pages to provide you, our shareowners, with more news and useful information about the Lindner Family of Mutual Funds, investing in general, and about today's investing environment. We are continuing to expand the information on these pages, so please check in regularly.

Much of the information contained in these pages can be printed for your own use. Some pages are graphic files only; for example, the Lindner newsletter is here in the same format as you receive in the mail. The newsletter, the annual report, the prospectus for the Funds, and certain other information can be downloaded to your computer. For many of the articles, there are also separate files in various sections containing some of the same useful news, information and commentary in slightly different formats. We have also included recent and archived copies of news releases that are provided to the media.

Our hope is that in the same way that Lindner Funds are important personal investments for you, this Web site will be an important "stop" on the information highway as you seek information on line. The Web site is intended to be interactive and to create an on-line conversation between our shareowners and the Fund Advisors. As always, we welcome your observations, comments and suggestions for making the site more useful to you. Is there information that you would like to know but didn't find on the Web site? - let us know! You may email your comments or questions to: (link)webmaster@lindnerfunds.com.

As always, our helpful Customer Service staff is standing by to answer any questions you may have, so if you don't easily find the information you need on the Web site, telephone us toll free at 1-800-995-7777.

Doug T. Valassis
Chairman
Chief Executive Officer
Lindner Asset Management, Inc.

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